SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934



                       Date of Report: September 24, 1996



                                PLC SYSTEMS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



  British Columbia, Canada             0-19561               04-3153858
  ------------------------             -------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)            Identification
                                                                 Number)


                  10 Forge Park, Franklin, Massachusetts 02038
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (508) 541-8800
                ------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)








                                TABLE OF CONTENTS

                                    FORM 8-K

                               September 24, 1996



                  Item                                               Page
                  ----                                               ----

Item 5.           Other Events                                          1

Item 7.           Exhibits                                              1

Signature                                                               2

Exhibits                                                                3







                                        i





ITEM 5.           OTHER EVENTS.

         A copy of the press release of the Registrant dated September 10, 1996 is filed herewith as Exhibit Number 99a. The press release describes the notification of the Food and Drug Administration to the Registrant allowing the Registrant to halt the randomization of patients to medical management in multicenter Transmyocardial Revascularization clinical trials.

         A copy of the Complaint for declaratory relief filed September 10, 1996, Cardiogenesis Corp. v. PLC Systems, Inc., et al., U.S.D.C. (N.D. - S.J.), Civil Action Number C-96 20749 SW (EAI), is filed herewith as Exhibit Number 99b. The Registrant has been named as a defendant in a complaint for declaratory relief of patent invalidity and non-infringement under 28 U.S.C., Sections 2201 and 2202, with a demand for jury trial.

ITEM 7.           EXHIBITS

         The following exhibits are filed herewith:

Exhibit
  No.                          Title

99a     Press Release of the Registrant dated September 10, 1996

99b Complaint for declaratory relief filed September 10, 1996, CardioGenesis Corp. v. PLC Systems, Inc., et al., U.S.D.C. (N.D. - S.J.), Civil Action Number C-96 20749 SW (EAI).




                                        1








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PLC SYSTEMS INC.



                                                  By:/s/ Patricia L. Murphy
                                                     ---------------------------
                                                     Patricia L. Murphy
                                                     Chief Financial Officer


Date: September 24, 1996





                                       2





                                  EXHIBIT INDEX

Exhibit
  No.                              Title

  99a   Press Release of the Registrant dated September 10, 1996

  99b Complaint for declaratory relief filed September 10, 1996, CardioGenesis Corp. v. PLC Systems, Inc., et al., U.S.D.C. (N.D. - S.J.), Civil Action Number C-96 20749 SW (EAI).





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